Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Marilynn Meek
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3773

ASHFORD PRIME REPORTS SECOND QUARTER 2016 RESULTS

Adjusted EBITDA Increased 13%

Comparable Hotel EBITDA Margin Increased 71 bps

Comparable Hotel EBITDA Flow-Through was 125%

Completed the Sale of the Courtyard Seattle Downtown

DALLAS, August 3, 2016 -- Ashford Hospitality Prime, Inc. (NYSE: AHP) (“Ashford Prime” or the “Company”) today reported the following results and performance measures for the second quarter ended June 30, 2016.  The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of June 30, 2016 were owned as of the beginning of each of the periods presented.  Unless otherwise stated, all reported results compare the second quarter ended June 30, 2016, with the second quarter ended June 30, 2015 (see discussion below).  The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•     Focused strategy of investing in luxury hotels in resort and gateway markets

•     Targets conservative leverage levels of Net Debt/EBITDA of 5.0x or less

•     Highly-aligned management team and advisory structure

•     Dividend yield of approximately 3.3%

FINANCIAL AND OPERATING HIGHLIGHTS

•     Comparable RevPAR for all hotels increased 1.6% to $221.29 during the second quarter

•     Comparable Hotel EBITDA Margin increased 71 bps to 34.2%

•     Comparable Hotel EBITDA flow-through was 125%

•     Adjusted EBITDA was $33.0 million, which reflected 13% growth over the prior year period

•     Adjusted funds from operations (AFFO) was $0.60 per diluted share for the quarter as compared with $0.62 from the prior-year quarter

•     Capex invested in the quarter was $3.6 million

•     Subsequent to quarter end, on July 1, 2016, the Company completed the sale of the 250-room Courtyard Seattle Downtown/Lake Union for $84.5 million in cash ($338,000 per key)

WEISMAN GROUP OFFER UPDATE

•     The Company intends to provide an update on the unsolicited offer it received from the Weisman Group on tomorrow’s conference call

AHP Reports Second Quarter Results

August 3, 2016

COMPLETES SALE OF COURTYARD SEATTLE DOWNTOWN HOTEL

Subsequent to quarter end, on July 1, 2016, the Company completed the sale of the 250-room Courtyard Seattle Downtown/Lake Union for $84.5 million in cash ($338,000 per key).  The Company realized approximately $15 million in net proceeds from the disposition following the repayment of approximately $65 million of debt and other transaction costs.  The removal of this hotel should increase the average RevPAR of the remaining portfolio.  Additionally, the transaction is expected to improve the Company’s leverage ratio.

STOCK REPURCHASE PROGRAM

Since the announcement of a $50 million stock repurchase program on April 8, 2016, the Company has repurchased approximately 2.9 million shares for an aggregate value of $39 million.  This repurchase activity represents 10.1% of the Company’s outstanding common stock prior to the initiation of the share repurchase program.

CAPITAL STRUCTURE

At June 30, 2016, the Company had total assets of $1.3 billion.  As of June 30, 2016, the Company had $836 million of mortgage debt of which $49 million related to its joint venture partner’s share of debt on the Capital Hilton and Hilton La Jolla Torrey Pines.  Ashford Prime’s total combined debt had a blended average interest rate of 4.7%.

PORTFOLIO REVPAR

As of June 30, 2016, the Ashford Prime portfolio consisted of direct hotel investments with 12 properties.

•     Comparable RevPAR increased 1.6% to $221.29 for all hotels on a 1.5% increase in ADR and a 0.2% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons.  Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period.  As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.  The details of the quarterly calculations for the previous four quarters for the twelve hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On June 14, 2016, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company’s common stock for the second quarter ending June 30, 2016, payable on July 15, 2016, to shareholders of record as of June 30, 2016.

“We have made meaningful progress related to the strategic initiatives we announced in April,” stated Douglas A. Kessler, Ashford Prime’s President.  “We completed the sale of the Courtyard Seattle Downtown at an attractive valuation, increased our dividend, as well as bought back approximately $39 million of our common stock, equating to approximately 10% of our outstanding shares.  We will continue to focus on strategies to maximize value for our shareholders.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Prime, Inc. will conduct a conference call on Thursday, August 4, 2016, at 11:00 a.m. ET.  The number to call for this interactive teleconference is (719) 457-2627. A replay of the conference call will be available through Thursday, August 11, 2016, by dialing (719) 457-0820 and entering the confirmation number, 4722480.

AHP Reports Second Quarter Results

August 3, 2016

The Company will also provide an online simulcast and rebroadcast of its second quarter 2016 earnings release conference call.  The live broadcast of Ashford Hospitality Prime’s quarterly conference call will be available online at the Company’s web site, www.ahpreit.com on Thursday, August 4, 2016, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments secured by real estate.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA.  FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us.  Neither FFO, AFFO, EBITDA, nor Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions.  However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

*  *  *  *  *

Ashford Hospitality Prime is a real estate investment trust (REIT) focused on investing in luxury hotels located in resort and gateway markets.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements in this press release include, among others, statements about the implied share price for the Company’s common stock.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Prime’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition.  These and other risk factors are more fully discussed in Ashford Prime’s filings with the Securities and Exchange Commission.  EBITDA is defined as net income before interest, taxes, depreciation and amortization.  EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price.  A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price.  Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues.  Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues.  Hotel EBITDA Margin is Hotel EBITDA divided by total revenues.  Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

(unaudited)

	June 30,	December 31,
	2016	2015
ASSETS
Investments in hotel properties, net	$1,019,958	$1,091,479
Cash and cash equivalents	130,014	105,039
Restricted cash	40,352	33,135
Accounts receivable, net of allowance of $71 and $68, respectively	17,296	13,370
Inventories	1,407	1,451
Note receivable	8,098	8,098
Deferred costs, net	344	755
Prepaid expenses	5,474	3,132
Investment in securities investment fund	-	48,365
Investment in Ashford Inc., at fair value	9,744	10,377
Derivative assets	7,001	753
Other assets	2,588	2,543
Intangible asset, net	23,000	23,160
Due from related party, net	532	371
Due from third-party hotel managers	9,771	10,722
Assets held for sale	59,746	-

Total assets	$1,335,325	$1,352,750

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$776,025	$835,592
Accounts payable and accrued expenses	58,286	43,568
Dividends payable	4,962	3,439
Unfavorable management contract liabilities	-	158
Due to Ashford Trust OP, net	15	528
Due to Ashford Inc.	5,907	6,369
Due to third-party hotel managers	1,193	1,158
Intangible liability, net	3,654	3,682
Other liabilities	1,297	1,181
Liabilities related to assets held for sale	57,859	-

Total liabilities	909,198	895,675

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 2,890,850 and 2,600,000 shares issued and outstanding at June 30, 2016 and December 31, 2015	65,997	62,248
Redeemable noncontrolling interests in operating partnership	62,509	61,781

Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 26,273,885 and 28,471,775 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	262	285
Additional paid-in capital	408,078	438,347
Accumulated deficit	(104,971)	(99,773)
Total stockholders’ equity of the Company	303,369	338,859
Noncontrolling interest in consolidated entities	(5,748)	(5,813)

Total equity	297,621	333,046

Total liabilities and equity	$1,335,325	$1,352,750

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
REVENUE
Rooms	$79,583	$67,787	$148,834	$122,284
Food and beverage	27,051	21,792	51,916	42,022
Other	5,761	3,221	11,409	6,243

Total hotel revenue	112,395	92,800	212,159	170,549
Other	37	37	70	77

Total revenue	112,432	92,837	212,229	170,626

EXPENSES
Hotel operating expenses
Rooms	17,096	14,113	32,915	27,091
Food and beverage	18,267	13,539	35,712	26,608
Other expenses	30,335	22,973	58,674	43,897
Management fees	4,331	3,751	8,138	6,855

Total hotel operating expenses	70,029	54,376	135,439	104,451

Property taxes, insurance and other	4,514	4,601	9,557	9,196
Depreciation and amortization	11,263	10,559	23,167	21,076
Advisory services fee:
Base advisory fee	2,206	2,164	4,231	4,369
Incentive fee	285	-	285	-
Reimbursable expenses	645	436	1,297	982
Non-cash stock/unit-based compensation	2,699	442	2,086	911

Transaction costs	438	-	438	-
Corporate, general and administrative:
Non-cash stock/unit-based compensation	221	254	221	254
Other general and administrative	9,617	931	13,540	2,054

Total operating expenses	101,917	73,763	190,261	143,293

OPERATING INCOME	10,515	19,074	21,968	27,333

Equity in earnings (loss) of unconsolidated entity	63	(820)	(2,587)	(820)
Interest income	50	5	82	9
Other income (expense)	-	1,153	(10)	1,292
Interest expense	(9,879)	(8,489)	(19,632)	(17,519)
Amortization of loan costs	(758)	(640)	(1,639)	(1,193)
Write-off of loan costs and exit fees	-	-	-	(54)
Unrealized gain (loss) on investments	860	(1,323)	(633)	-
Unrealized gain (loss) on derivatives	2,597	(8)	6,130	(40)

INCOME BEFORE INCOME TAXES	3,448	8,952	3,679	9,008
Income tax (expense) benefit	(1,156)	172	(1,526)	(309)

NET INCOME	2,292	9,124	2,153	8,699
(Income) loss from consolidated entities attributable to noncontrolling interest	80	(125)	(65)	22
Net income attributable to redeemable noncontrolling interests in operating partnership	(184)	(2,275)	(34)	(2,203)

NET INCOME ATTRIBUTABLE TO THE COMPANY	2,188	6,724	2,054	6,518
Preferred dividends	(978)	(198)	(1,872)	(198)

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,210	$6,526	$182	$6,320

INCOME PER SHARE – BASIC AND DILUTED
Basic:

Net income attributable to common stockholders	$0.04	$0.27	$-	$0.26

Weighted average common shares outstanding – basic	27,916	24,017	28,121	24,043

Diluted:

Net income attributable to common stockholders	$0.04	$0.27	$-	$0.26

Weighted average common shares outstanding – diluted	32,418	24,773	28,224	32,519

Dividends declared per common share:	$0.12	$0.10	$0.22	$0.15

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Net income	$2,292	$9,124	$2,153	$8,699
(Income) loss from consolidated entities attributable to noncontrolling interest	80	(125)	(65)	22
Net income attributable to redeemable noncontrolling interests in operating partnership	(184)	(2,275)	(34)	(2,203)
Net income attributable to the Company	2,188	6,724	2,054	6,518

Interest income	(50)	(5)	(82)	(9)
Interest expense and amortization of loan costs	10,230	8,751	20,459	17,959
Depreciation and amortization	10,557	9,840	21,757	19,628
Income tax expense (benefit)	1,156	(172)	1,526	309
Net income attributable to redeemable noncontrolling interests in operating partnership	184	2,275	34	2,203

EBITDA available to the Company and OP unitholders	24,265	27,413	45,748	46,608

Amortization of unfavorable management contract liabilities	(23)	(40)	(62)	(79)
Write-off of loan costs and exit fees	-	-	-	54
Transaction costs	438	-	438	-
Unrealized (gain) loss on investments	(860)	1,323	633	-
Unrealized (gain) loss on derivatives	(2,597)	7	(6,130)	36
Other (income) expense	-	(1,153)	10	(1,292)
Non-cash, non-employee stock/unit-based compensation	2,920	696	2,307	1,166
Legal and advisory costs	8,913	40	12,226	312
Company’s portion of unrealized (gain) loss of investment in securities investment fund	(63)	820	2,587	820

Adjusted EBITDA available to the Company and OP unitholders	$32,993	$29,106	$57,757	$47,625

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Net income	$2,292	$9,124	$2,153	$8,699
(Income) loss from consolidated entities attributable to noncontrolling interest	80	(125)	(65)	22
Net income attributable to redeemable noncontrolling interests in operating partnership	(184)	(2,275)	(34)	(2,203)
Preferred dividends	(978)	(198)	(1,872)	(198)
Net income attributable to common stockholders	1,210	6,526	182	6,320

Depreciation and amortization on real estate	10,557	9,840	21,757	19,628
Net income attributable to redeemable noncontrolling interests in operating partnership	184	2,275	34	2,203

FFO available to common stockholders and OP unitholders	11,951	18,641	21,973	28,151

Preferred dividends	978	198	1,872	198
Unrealized (gain) loss on investments	(860)	1,323	633	-
Unrealized (gain) loss on derivatives	(2,597)	7	(6,130)	36
Other (income) expense	-	(1,153)	10	(1,292)
Transaction costs	438	-	438	-
Non-cash, non-employee stock/unit-based compensation	2,920	696	2,307	1,166
Legal and advisory costs	8,913	40	12,226	312
Write-off of loan costs and exit fees	-	-	-	54
Company’s portion of unrealized (gain) loss of investment in securities investment fund	(63)	820	2,587	820

Adjusted FFO available to the Company and OP unitholders	$21,680	$20,572	$35,916	$29,445

Adjusted FFO per diluted share available to the Company and OP unitholders	$0.60	$0.62	$0.99	$0.89

Weighted average diluted shares	36,152	33,234	36,319	32,928

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS

JUNE 30, 2016

(dollars in thousands)

(unaudited)

							Comparable	Comparable
			Fixed-Rate	Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt	Debt		Debt	EBITDA (6)	Debt Yield

Senior credit facility - Various	November 2016	Base Rate(5) + 1.25% to 2.75% or LIBOR + 2.25% to 3.75%	$-	$-	(1)	$-	$ N/A	N/A
GACC Sofitel - 1 hotel	March 2017	LIBOR + 2.30%	-	80,000	(4)	80,000	8,609	10.8%
Credit Agricole Pier House - 1 hotel	March 2017	LIBOR + 2.25%	-	70,000	(2)	70,000	9,974	14.2%
Wachovia Philly CY - 1 hotel	April 2017	5.91%	33,134	-		33,134	11,992	36.2%
Wachovia 3 - 2 hotels	April 2017	5.95%	121,475	-		121,475	20,879	17.2%
Wachovia 7 - 3 hotels	April 2017	5.95%	247,191	-		247,191	32,418	13.1%
Column Financial Bardessono - 1 hotel	December 2017	LIBOR + 4.95%	-	40,000	(2)	40,000	4,488	11.2%
Apollo Ritz-Carlton St. Thomas - 1 hotel	December 2017	LIBOR + 4.95%	-	42,000	(2)	42,000	9,647	23.0%
TIF Philly CY - 1 hotel	June 2018	12.85%	8,098	-		8,098	N/A	N/A
Aareal - 2 hotels	November 2019	LIBOR + 2.65%	-	194,082	(3)	194,082	27,767	14.3%

Total			$409,898	$426,082		$835,980	$125,774	15.0%

Percentage			49.0%	51.0%		100.0%

Weighted average interest rate			6.08%	3.43%		4.73%

All indebtedness is non-recourse with the exception of the senior credit facility.

(1) This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2016.

(2) This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.

(3) This mortgage loan has two one-year extension options subject to satisfaction of certain conditions.

(4) This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in March 2016.

(5) Base Rate, as defined in the secured revolving credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%.

(6) See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

JUNE 30, 2016

(in thousands)

(unaudited)

	2016	2017	2018	2019	2020	Thereafter	Total

Senior credit facility - Various	$-	$-	$-	$-	$-	$-	$-
Wachovia Philly CY - 1 hotel	-	32,532	-	-	-	-	32,532
Wachovia 3 - 2 hotels	-	119,245	-	-	-	-	119,245
Wachovia 7 - 3 hotels	-	242,202	-	-	-	-	242,202
TIF Philly CY - 1 hotel	-	-	8,098	-	-	-	8,098
GACC Sofitel - 1 hotel	-	-	-	80,000	-	-	80,000
Credit Agricole Pier House - 1 hotel	-	-	-	-	70,000	-	70,000
Column Financial Bardessono - 1 hotel	-	-	-	-	40,000	-	40,000
Apollo Ritz-Carlton St. Thomas - 1 hotel	-	-	-	-	42,000	-	42,000
Aareal - 2 hotels	-	-	-	-	-	177,486	177,486

Principal due in future periods	$-	$393,979	$8,098	$80,000	$152,000	$177,486	$811,563

Scheduled amortization payments remaining	4,604	7,526	2,939	3,120	3,312	2,916	24,417

Total indebtedness	$4,604	$401,505	$11,037	$83,120	$155,312	$180,402	$835,980

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS

(unaudited)

ALL HOTELS:	Three Months Ended
	June 30,
	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

Rooms revenue (in thousands)	$79,583	$-	$79,583	$67,787	$10,487	$78,274	17.40%	1.67%
RevPAR	$221.29	$-	$221.29	$200.86	$476.20	$217.72	10.17%	1.64%
Occupancy	86.47%	0.00%	86.47%	86.41%	84.99%	86.33%	0.07%	0.17%
ADR	$255.90	$-	$255.90	$232.44	$560.29	$252.21	10.09%	1.46%

ALL HOTELS:	Six Months Ended
	June 30,
	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

Rooms revenue (in thousands)	$148,834	$-	$148,834	$122,284	$23,053	$145,337	21.71%	2.41%
RevPAR	$206.93	$-	$206.93	$182.21	$526.31	$203.29	13.56%	1.79%
Occupancy	82.12%	0.00%	82.12%	82.50%	82.94%	82.53%	(0.46%)	(0.49%)
ADR	$251.98	$-	$251.98	$220.86	$634.54	$246.33	14.09%	2.29%

NOTES:

(1)     The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period.

(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed  by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

HOTEL EBITDA

(dollars in thousands)

(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2016	2015	% Variance	2016	2015	% Variance

Total hotel revenue	$112,395	$92,800	21.12%	$212,159	$170,549	24.40%
Non-comparable adjustments	-	18,719	(100.00%)	-	38,882	(100.00%)
Comparable total hotel revenue	$112,395	$111,519	0.79%	$212,159	$209,431	1.30%

Hotel EBITDA	$38,449	$33,902	13.41%	$67,891	$57,425	18.23%
Non-comparable adjustments	-	3,457	(100.00%)	-	7,948	(100.00%)
Comparable Hotel EBITDA	$38,449	$37,359	2.92%	$67,891	$65,373	3.85%
Hotel EBITDA Margin	34.21%	36.53%	(2.32%)	32.00%	33.67%	(1.67%)
Comparable Hotel EBITDA Margin	34.21%	33.50%	0.71%	32.00%	31.21%	0.79%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$2,416	$2,513	(3.86%)	$4,176	$4,188	(0.29%)
Hotel EBITDA attributable to the Company and OP unitholders	$36,033	$31,389	14.79%	$63,715	$53,237	19.68%
Comparable Hotel EBITDA attributable to the Company and OP unitholders	$36,033	$34,846	3.41%	$63,715	$61,185	4.14%

NOTES:

(1)     The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period.

(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed  by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa.

(3)     See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY FOR THE TWELVE HOTEL PROPERTIES INCLUDED IN THE COMPANY’S OPERATIONS AT JUNE 30, 2016:

	Three Months Ended June 30,
	Actual	Non- comparable	Comparable	Actual	Non- comparable	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Rooms Revenue	$12,136	$-	$12,136	$11,706	$-	$11,706	3.67%	3.67%
Total Hotel Revenue	$17,030	$-	$17,030	$16,529	$-	$16,529	3.03%	3.03%
Hotel EBITDA	$6,483	$-	$6,483	$6,298	$-	$6,298	2.94%	2.94%
Hotel EBITDA Margin	38.07%	-	38.07%	38.10%	-	38.10%	(0.03%)	(0.03%)
Selected Operating Information:
RevPAR	$242.48	$-	$242.48	$234.44	$-	$234.44	3.43%	3.43%
Occupancy	93.96%	0.00%	93.96%	92.61%	0.00%	92.61%	1.46%	1.46%
ADR	$258.05	$-	$258.05	$253.15	$-	$253.15	1.94%	1.94%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms Revenue	$5,808	$-	$5,808	$5,951	$-	$5,951	(2.40%)	(2.40%)
Total Hotel Revenue	$10,410	$-	$10,410	$10,911	$-	$10,911	(4.59%)	(4.59%)
Hotel EBITDA	$3,182	$-	$3,182	$3,755	$-	$3,755	(15.26%)	(15.26%)
Hotel EBITDA Margin	30.57%	-	30.57%	34.41%	-	34.41%	(3.85%)	(3.85%)
Selected Operating Information:
RevPAR	$162.00	$-	$162.00	$165.99	$-	$165.99	(2.41%)	(2.41%)
Occupancy	84.20%	0.00%	84.20%	85.18%	0.00%	85.18%	(1.15%)	(1.15%)
ADR	$192.40	$-	$192.40	$194.87	$-	$194.87	(1.27%)	(1.27%)

CHICAGO SOFITEL WATER TOWER
Selected Financial Information:
Rooms Revenue	$8,326	$-	$8,326	$8,343	$-	$8,343	(0.20%)	(0.20%)
Total Hotel Revenue	$11,370	$-	$11,370	$11,426	$-	$11,426	(0.49%)	(0.49%)
Hotel EBITDA	$3,910	$-	$3,910	$3,549	$-	$3,549	10.17%	10.17%
Hotel EBITDA Margin	34.39%	-	34.39%	31.06%	-	31.06%	3.33%	3.33%
Selected Operating Information:
RevPAR	$220.45	$-	$220.45	$220.92	$-	$220.92	(0.21%)	(0.21%)
Occupancy	89.10%	0.00%	89.10%	86.84%	0.00%	86.84%	2.60%	2.60%
ADR	$247.43	$-	$247.43	$254.40	$-	$254.40	(2.74%)	(2.74%)

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms Revenue	$3,704	$-	$3,704	$-	$3,428	$3,428	0.00%	8.05%
Total Hotel Revenue	$5,000	$-	$5,000	$-	$5,120	$5,120	0.00%	(2.34%)
Hotel EBITDA	$1,481	$-	$1,481	$-	$1,230	$1,230	0.00%	20.41%
Hotel EBITDA Margin	29.62%	-	29.62%	-	24.02%	24.02%	0.00%	5.60%
Selected Operating Information:
RevPAR	$656.49	$-	$656.49	$-	$607.57	$607.57	0.00%	8.05%
Occupancy	86.69%	0.00%	86.69%	0.00%	82.61%	82.61%	0.00%	4.93%
ADR	$757.29	$-	$757.29	$-	$735.44	$735.44	0.00%	2.97%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms Revenue	$4,605	$-	$4,605	$4,583	$-	$4,583	0.48%	0.48%
Total Hotel Revenue	$5,796	$-	$5,796	$5,830	$-	$5,830	(0.58%)	(0.58%)
Hotel EBITDA	$2,416	$-	$2,416	$2,337	$-	$2,337	3.38%	3.38%
Hotel EBITDA Margin	41.68%	-	41.68%	40.09%	-	40.09%	1.60%	1.60%
Selected Operating Information:
RevPAR	$356.38	$-	$356.38	$354.65	$-	$354.65	0.49%	0.49%
Occupancy	87.47%	0.00%	87.47%	90.81%	0.00%	90.81%	(3.67%)	(3.67%)
ADR	$407.43	$-	$407.43	$390.56	$-	$390.56	4.32%	4.32%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$7,736	$-	$7,736	$7,885	$-	$7,885	(1.89%)	(1.89%)
Total Hotel Revenue	$9,254	$-	$9,254	$9,432	$-	$9,432	(1.89%)	(1.89%)
Hotel EBITDA	$3,984	$-	$3,984	$4,227	$-	$4,227	(5.75%)	(5.75%)
Hotel EBITDA Margin	43.05%	-	43.05%	44.82%	-	44.82%	(1.76%)	(1.76%)
Selected Operating Information:
RevPAR	$170.37	$-	$170.37	$173.64	$-	$173.64	(1.88%)	(1.88%)
Occupancy	87.54%	0.00%	87.54%	89.01%	0.00%	89.01%	(1.65%)	(1.65%)
ADR	$194.62	$-	$194.62	$195.08	$-	$195.08	(0.24%)	(0.24%)

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms Revenue	$5,301	$-	$5,301	$5,244	$-	$5,244	1.09%	1.09%
Total Hotel Revenue	$8,491	$-	$8,491	$8,471	$-	$8,471	0.24%	0.24%
Hotel EBITDA	$3,072	$-	$3,072	$2,941	$-	$2,941	4.45%	4.45%
Hotel EBITDA Margin	36.18%	-	36.18%	34.72%	-	34.72%	1.46%	1.46%
Selected Operating Information:
RevPAR	$144.18	$-	$144.18	$142.64	$-	$142.64	1.08%	1.08%
Occupancy	74.00%	0.00%	74.00%	73.35%	0.00%	73.35%	0.89%	0.89%
ADR	$194.84	$-	$194.84	$194.47	$-	$194.47	0.19%	0.19%

	Three Months Ended June 30,
	Actual	Non- comparable	Comparable	Actual	Non- comparable	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$9,101	$-	$9,101	$9,285	$-	$9,285	(1.98%)	(1.98%)
Total Hotel Revenue	$10,492	$-	$10,492	$10,828	$-	$10,828	(3.10%)	(3.10%)
Hotel EBITDA	$3,464	$-	$3,464	$3,610	$-	$3,610	(4.04%)	(4.04%)
Hotel EBITDA Margin	33.02%	-	33.02%	33.34%	-	33.34%	(0.32%)	(0.32%)
Selected Operating Information:
RevPAR	$246.94	$-	$246.94	$251.93	$-	$251.93	(1.98%)	(1.98%)
Occupancy	88.44%	0.00%	88.44%	93.62%	0.00%	93.62%	(5.54%)	(5.54%)
ADR	$279.22	$-	$279.22	$269.09	$-	$269.09	3.76%	3.76%

SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$4,233	$-	$4,233	$3,784	$-	$3,784	11.87%	11.87%
Total Hotel Revenue	$4,808	$-	$4,808	$4,323	$-	$4,323	11.22%	11.22%
Hotel EBITDA	$1,961	$-	$1,961	$1,728	$-	$1,728	13.48%	13.48%
Hotel EBITDA Margin	40.79%	-	40.79%	39.97%	-	39.97%	0.81%	0.81%
Selected Operating Information:
RevPAR	$186.07	$-	$186.07	$166.34	$-	$166.34	11.86%	11.86%
Occupancy	89.45%	0.00%	89.45%	82.70%	0.00%	82.70%	8.16%	8.16%
ADR	$208.01	$-	$208.01	$201.13	$-	$201.13	3.42%	3.42%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms Revenue	$7,882	$-	$7,882	$7,360	$-	$7,360	7.09%	7.09%
Total Hotel Revenue	$10,500	$-	$10,500	$9,575	$-	$9,575	9.66%	9.66%
Hotel EBITDA	$4,504	$-	$4,504	$4,030	$-	$4,030	11.76%	11.76%
Hotel EBITDA Margin	42.90%	-	42.90%	42.09%	-	42.09%	0.81%	0.81%
Selected Operating Information:
RevPAR	$241.92	$-	$241.92	$225.91	$-	$225.91	7.09%	7.09%
Occupancy	87.03%	0.00%	87.03%	86.10%	0.00%	86.10%	1.08%	1.08%
ADR	$277.98	$-	$277.98	$262.38	$-	$262.38	5.95%	5.95%

ST THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms Revenue	$6,612	$-	$6,612	$-	$7,059	$7,059	0.00%	(6.33%)
Total Hotel Revenue	$13,272	$-	$13,272	$-	$13,599	$13,599	0.00%	(2.40%)
Hotel EBITDA	$2,545	$-	$2,545	$-	$2,227	$2,227	0.00%	14.28%
Hotel EBITDA Margin	19.18%	-	19.18%	-	16.38%	16.38%	0.00%	2.80%
Selected Operating Information:
RevPAR	$403.68	$-	$403.68	$-	$430.95	$430.95	0.00%	(6.33%)
Occupancy	85.05%	0.00%	85.05%	0.00%	85.81%	85.81%	0.00%	(0.89%)
ADR	$474.64	$-	$474.64	$-	$502.20	$502.20	0.00%	(5.49%)

TAMPA RENAISSANCE
Selected Financial Information:
Rooms Revenue	$4,139	$-	$4,139	$3,646	$-	$3,646	13.52%	13.52%
Total Hotel Revenue	$5,972	$-	$5,972	$5,475	$-	$5,475	9.08%	9.08%
Hotel EBITDA	$1,447	$-	$1,447	$1,427	$-	$1,427	1.40%	1.40%
Hotel EBITDA Margin	24.23%	-	24.23%	26.06%	-	26.06%	(1.83%)	(1.83%)
Selected Operating Information:
RevPAR	$155.23	$-	$155.23	$136.76	$-	$136.76	13.51%	13.51%
Occupancy	81.54%	0.00%	81.54%	80.90%	0.00%	80.90%	0.79%	0.79%
ADR	$190.37	$-	$190.37	$169.05	$-	$169.05	12.61%	12.61%

PRIME PROPERTIES TOTAL (12)
Selected Financial Information:
Rooms Revenue	$79,583	$-	$79,583	$67,787	$10,487	$78,274	17.40%	1.67%
Total Hotel Revenue	$112,395	$-	$112,395	$92,800	$18,719	$111,519	21.12%	0.79%
Hotel EBITDA	$38,449	$-	$38,449	$33,902	$3,457	$37,359	13.41%	2.92%
Hotel EBITDA Margin	34.21%	-	34.21%	36.53%	18.47%	33.50%	(2.32%)	0.71%
Selected Operating Information:
RevPAR	$221.29	$-	$221.29	$200.86	$476.20	$217.72	10.17%	1.64%
Occupancy	86.47%	0.00%	86.47%	86.41%	84.99%	86.33%	0.07%	0.17%
ADR	$255.90	$-	$255.90	$232.44	$560.29	$252.21	10.09%	1.46%

NOTES:

(1) The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period.

(2) All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa.

(3) See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY FOR THE TWELVE HOTEL PROPERTIES INCLUDED IN THE COMPANY’S OPERATIONS AT JUNE 30, 2016

	Six Months Ended June 30,
	Actual	Non- comparable	Comparable	Actual	Non- comparable	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Rooms Revenue	$21,363	$-	$21,363	$20,080	$-	$20,080	6.39%	6.39%
Total Hotel Revenue	$30,796	$-	$30,796	$29,768	$-	$29,768	3.45%	3.45%
Hotel EBITDA	$10,097	$-	$10,097	$9,401	$-	$9,401	7.40%	7.40%
Hotel EBITDA Margin	32.79%	-	32.79%	31.58%	-	31.58%	1.21%	1.21%
Selected Operating Information:
RevPAR	$213.41	$-	$213.41	$202.50	$-	$202.50	5.39%	5.39%
Occupancy	87.71%	0.00%	87.71%	85.36%	0.00%	85.36%	2.76%	2.76%
ADR	$243.32	$-	$243.32	$237.24	$-	$237.24	2.56%	2.56%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms Revenue	$11,633	$-	$11,633	$11,834	$-	$11,834	(1.70%)	(1.70%)
Total Hotel Revenue	$21,249	$-	$21,249	$21,715	$-	$21,715	(2.15%)	(2.15%)
Hotel EBITDA	$6,607	$-	$6,607	$7,355	$-	$7,355	(10.17%)	(10.17%)
Hotel EBITDA Margin	31.09%	-	31.09%	33.87%	-	33.87%	(2.78%)	(2.78%)
Selected Operating Information:
RevPAR	$162.22	$-	$162.22	$165.94	$-	$165.94	(2.24%)	(2.24%)
Occupancy	81.07%	0.00%	81.07%	84.20%	0.00%	84.20%	(3.72%)	(3.72%)
ADR	$200.10	$-	$200.10	$197.08	$-	$197.08	1.53%	1.53%

CHICAGO SOFITEL WATER TOWER
Selected Financial Information:
Rooms Revenue	$11,943	$-	$11,943	$12,200	$-	$12,200	(2.11%)	(2.11%)
Total Hotel Revenue	$16,630	$-	$16,630	$17,051	$-	$17,051	(2.47%)	(2.47%)
Hotel EBITDA	$3,188	$-	$3,188	$2,938	$-	$2,938	8.51%	8.51%
Hotel EBITDA Margin	19.17%	-	19.17%	17.23%	-	17.23%	1.94%	1.94%
Selected Operating Information:
RevPAR	$158.13	$-	$158.13	$162.42	$-	$162.42	(2.64%)	(2.64%)
Occupancy	77.08%	0.00%	77.08%	76.60%	0.00%	76.60%	0.63%	0.63%
ADR	$205.14	$-	$205.14	$212.04	$-	$212.04	(3.25%)	(3.25%)

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms Revenue	$5,994	$-	$5,994	$-	$5,589	$5,589	0.00%	7.25%
Total Hotel Revenue	$8,452	$-	$8,452	$-	$8,374	$8,374	0.00%	0.93%
Hotel EBITDA	$1,566	$-	$1,566	$-	$922	$922	0.00%	69.85%
Hotel EBITDA Margin	18.53%	-	18.53%	-	11.01%	11.01%	0.00%	7.52%
Selected Operating Information:
RevPAR	$531.19	$-	$531.19	$-	$498.00	$498.00	0.00%	6.67%
Occupancy	81.00%	0.00%	81.00%	0.00%	77.69%	77.69%	0.00%	4.26%
ADR	$655.79	$-	$655.79	$-	$641.03	$641.03	0.00%	2.30%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms Revenue	$10,449	$-	$10,449	$10,317	$-	$10,317	1.28%	1.28%
Total Hotel Revenue	$12,868	$-	$12,868	$12,784	$-	$12,784	0.66%	0.66%
Hotel EBITDA	$6,084	$-	$6,084	$5,839	$-	$5,839	4.20%	4.20%
Hotel EBITDA Margin	47.28%	-	47.28%	45.67%	-	45.67%	1.61%	1.61%
Selected Operating Information:
RevPAR	$404.32	$-	$404.32	$401.39	$-	$401.39	0.73%	0.73%
Occupancy	90.17%	0.00%	90.17%	92.13%	0.00%	92.13%	(2.13%)	(2.13%)
ADR	$448.39	$-	$448.39	$435.67	$-	$435.67	2.92%	2.92%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$12,801	$-	$12,801	$13,196	$-	$13,196	(2.99%)	(2.99%)
Total Hotel Revenue	$15,519	$-	$15,519	$15,979	$-	$15,979	(2.88%)	(2.88%)
Hotel EBITDA	$5,681	$-	$5,681	$6,207	$-	$6,207	(8.47%)	(8.47%)
Hotel EBITDA Margin	36.61%	-	36.61%	38.84%	-	38.84%	(2.24%)	(2.24%)
Selected Operating Information:
RevPAR	$140.95	$-	$140.95	$146.11	$-	$146.11	(3.53%)	(3.53%)
Occupancy	81.43%	0.00%	81.43%	82.95%	0.00%	82.95%	(1.84%)	(1.84%)
ADR	$173.11	$-	$173.11	$176.14	$-	$176.14	(1.72%)	(1.72%)

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms Revenue	$10,518	$-	$10,518	$10,294	$-	$10,294	2.18%	2.18%
Total Hotel Revenue	$17,033	$-	$17,033	$16,677	$-	$16,677	2.13%	2.13%
Hotel EBITDA	$6,048	$-	$6,048	$5,875	$-	$5,875	2.94%	2.94%
Hotel EBITDA Margin	35.51%	-	35.51%	35.23%	-	35.23%	0.28%	0.28%
Selected Operating Information:
RevPAR	$143.05	$-	$143.05	$140.77	$-	$140.77	1.62%	1.62%
Occupancy	71.48%	0.00%	71.48%	72.02%	0.00%	72.02%	(0.74%)	(0.74%)
ADR	$200.12	$-	$200.12	$195.47	$-	$195.47	2.37%	2.37%

	Six Months Ended June 30,
	Actual	Non- comparable	Comparable	Actual	Non- comparable	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$18,500	$-	$18,500	$17,520	$-	$17,520	5.59%	5.59%
Total Hotel Revenue	$21,269	$-	$21,269	$20,582	$-	$20,582	3.34%	3.34%
Hotel EBITDA	$6,990	$-	$6,990	$6,697	$-	$6,697	4.38%	4.38%
Hotel EBITDA Margin	32.86%	-	32.86%	32.54%	-	32.54%	0.33%	0.33%
Selected Operating Information:
RevPAR	$250.98	$-	$250.98	$239.01	$-	$239.01	5.01%	5.01%
Occupancy	88.08%	0.00%	88.08%	92.22%	0.00%	92.22%	(4.48%)	(4.48%)
ADR	$284.93	$-	$284.93	$259.17	$-	$259.17	9.94%	9.94%

SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$6,969	$-	$6,969	$6,305	$-	$6,305	10.53%	10.53%
Total Hotel Revenue	$7,995	$-	$7,995	$7,215	$-	$7,215	10.81%	10.81%
Hotel EBITDA	$3,229	$-	$3,229	$2,891	$-	$2,891	11.69%	11.69%
Hotel EBITDA Margin	40.39%	-	40.39%	40.07%	-	40.07%	0.32%	0.32%
Selected Operating Information:
RevPAR	$153.16	$-	$153.16	$139.34	$-	$139.34	9.92%	9.92%
Occupancy	83.73%	0.00%	83.73%	78.66%	0.00%	78.66%	6.45%	6.45%
ADR	$182.92	$-	$182.92	$177.15	$-	$177.15	3.26%	3.26%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms Revenue	$12,868	$-	$12,868	$12,233	$-	$12,233	5.19%	5.19%
Total Hotel Revenue	$17,365	$-	$17,365	$16,524	$-	$16,524	5.09%	5.09%
Hotel EBITDA	$6,670	$-	$6,670	$6,400	$-	$6,400	4.22%	4.22%
Hotel EBITDA Margin	38.41%	-	38.41%	38.73%	-	38.73%	(0.32%)	(0.32%)
Selected Operating Information:
RevPAR	$197.50	$-	$197.50	$188.79	$-	$188.79	4.61%	4.61%
Occupancy	80.30%	0.00%	80.30%	80.88%	0.00%	80.88%	(0.72%)	(0.72%)
ADR	$245.97	$-	$245.97	$233.43	$-	$233.43	5.37%	5.37%

ST THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms Revenue	$16,449	$-	$16,449	$-	$17,464	$17,464	0.00%	(5.81%)
Total Hotel Revenue	$29,590	$-	$29,590	$-	$30,509	$30,509	0.00%	(3.01%)
Hotel EBITDA	$7,515	$-	$7,515	$-	$7,026	$7,026	0.00%	6.96%
Hotel EBITDA Margin	25.40%	-	25.40%	-	23.03%	23.03%	0.00%	2.37%
Selected Operating Information:
RevPAR	$502.10	$-	$502.10	$-	$536.06	$536.06	0.00%	(6.33%)
Occupancy	82.26%	0.00%	82.26%	0.00%	84.75%	84.75%	0.00%	(2.94%)
ADR	$610.37	$-	$610.37	$-	$632.49	$632.49	0.00%	(3.50%)

TAMPA RENAISSANCE
Selected Financial Information:
Rooms Revenue	$9,347	$-	$9,347	$8,305	$-	$8,305	12.55%	12.55%
Total Hotel Revenue	$13,393	$-	$13,393	$12,254	$-	$12,254	9.29%	9.29%
Hotel EBITDA	$4,216	$-	$4,216	$3,822	$-	$3,822	10.31%	10.31%
Hotel EBITDA Margin	31.48%	-	31.48%	31.19%	-	31.19%	0.29%	0.29%
Selected Operating Information:
RevPAR	$175.28	$-	$175.28	$156.60	$-	$156.60	11.93%	11.93%
Occupancy	84.87%	0.00%	84.87%	84.08%	0.00%	84.08%	0.93%	0.93%
ADR	$206.53	$-	$206.53	$186.25	$-	$186.25	10.89%	10.89%

PRIME PROPERTIES TOTAL (12)
Selected Financial Information:
Rooms Revenue	$148,834	$-	$148,834	$122,284	$23,053	$145,337	21.71%	2.41%
Total Hotel Revenue	$212,159	$-	$212,159	$170,549	$38,883	$209,432	24.40%	1.30%
Hotel EBITDA	$67,891	$-	$67,891	$57,425	$7,948	$65,373	18.23%	3.85%
Hotel EBITDA Margin	32.00%	-	32.00%	33.67%	20.44%	31.21%	(1.67%)	0.79%
Selected Operating Information:
RevPAR	$206.93	$-	$206.93	$182.21	$526.31	$203.29	13.56%	1.79%
Occupancy	82.12%	0.00%	82.12%	82.50%	82.94%	82.53%	(0.46%)	(0.49%)
ADR	$251.98	$-	$251.98	$220.86	$634.54	$246.33	14.09%	2.29%

NOTES:

(1) The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period.

(2) All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa.

(3) See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY FOR THE TWELVE HOTEL PROPERTIES INCLUDED IN THE COMPANY’S OPERATIONS AT JUNE 30, 2016:

	TTM Ended June 30,
	Actual	Non- comparable	Comparable
	2016	2016	2016

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Rooms Revenue	$39,327	$-	$39,327
Total Hotel Revenue	$55,451	$-	$55,451
Hotel EBITDA	$15,994	$-	$15,994
Hotel EBITDA Margin	28.84%	-	28.84%
Selected Operating Information:
RevPAR	$195.37	$-	$195.37
Occupancy	86.60%	0.00%	86.60%
ADR	$225.59	$-	$225.59

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms Revenue	$23,262	$-	$23,262
Total Hotel Revenue	$40,075	$-	$40,075
Hotel EBITDA	$11,773	$-	$11,773
Hotel EBITDA Margin	29.38%	-	29.38%
Selected Operating Information:
RevPAR	$161.31	$-	$161.31
Occupancy	83.79%	0.00%	83.79%
ADR	$192.52	$-	$192.52

CHICAGO SOFITEL WATER TOWER
Selected Financial Information:
Rooms Revenue	$26,723	$-	$26,723
Total Hotel Revenue	$36,902	$-	$36,902
Hotel EBITDA	$8,609	$-	$8,609
Hotel EBITDA Margin	23.33%	-	23.33%
Selected Operating Information:
RevPAR	$175.93	$-	$175.93
Occupancy	80.26%	0.00%	80.26%
ADR	$219.20	$-	$219.20

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms Revenue	$12,849	$325	$13,174
Total Hotel Revenue	$18,136	$432	$18,568
Hotel EBITDA	$4,357	$131	$4,488
Hotel EBITDA Margin	24.02%	30.32%	24.17%
Selected Operating Information:
RevPAR	$578.87	$656.20	$580.56
Occupancy	80.36%	80.85%	80.37%
ADR	$720.37	$811.66	$722.38

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms Revenue	$18,682	$-	$18,682
Total Hotel Revenue	$23,276	$-	$23,276
Hotel EBITDA	$9,974	$-	$9,974
Hotel EBITDA Margin	42.85%	-	42.85%
Selected Operating Information:
RevPAR	$359.46	$-	$359.46
Occupancy	89.18%	0.00%	89.18%
ADR	$403.08	$-	$403.08

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$26,066	$-	$26,066
Total Hotel Revenue	$31,584	$-	$31,584
Hotel EBITDA	$11,992	$-	$11,992
Hotel EBITDA Margin	37.97%	-	37.97%
Selected Operating Information:
RevPAR	$142.72	$-	$142.72
Occupancy	81.86%	0.00%	81.86%
ADR	$174.35	$-	$174.35

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms Revenue	$20,487	$-	$20,487
Total Hotel Revenue	$32,389	$-	$32,389
Hotel EBITDA	$11,260	$-	$11,260
Hotel EBITDA Margin	34.76%	-	34.76%
Selected Operating Information:
RevPAR	$138.55	$-	$138.55
Occupancy	70.77%	0.00%	70.77%
ADR	$195.78	$-	$195.78

	TTM Ended June 30,
	Actual	Non- comparable	Comparable
	2016	2016	2016

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$36,968	$-	$36,968
Total Hotel Revenue	$42,625	$-	$42,625
Hotel EBITDA	$13,981	$-	$13,981
Hotel EBITDA Margin	32.80%	-	32.80%
Selected Operating Information:
RevPAR	$249.40	$-	$249.40
Occupancy	89.04%	0.00%	89.04%
ADR	$280.08	$-	$280.08

SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$14,817	$-	$14,817
Total Hotel Revenue	$17,039	$-	$17,039
Hotel EBITDA	$6,898	$-	$6,898
Hotel EBITDA Margin	40.48%	-	40.48%
Selected Operating Information:
RevPAR	$161.94	$-	$161.94
Occupancy	81.91%	0.00%	81.91%
ADR	$197.69	$-	$197.69

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms Revenue	$28,054	$-	$28,054
Total Hotel Revenue	$36,985	$-	$36,985
Hotel EBITDA	$14,910	$-	$14,910
Hotel EBITDA Margin	40.31%	-	40.31%
Selected Operating Information:
RevPAR	$214.11	$-	$214.11
Occupancy	81.93%	0.00%	81.93%
ADR	$261.33	$-	$261.33

ST THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms Revenue	$19,091	$8,776	$27,867
Total Hotel Revenue	$33,473	$17,871	$51,344
Hotel EBITDA	$9,005	$642	$9,647
Hotel EBITDA Margin	26.90%	3.59%	18.79%
Selected Operating Information:
RevPAR	$532.96	$291.95	$422.99
Occupancy	81.49%	74.87%	78.47%
ADR	$654.06	$389.94	$539.07

TAMPA RENAISSANCE
Selected Financial Information:
Rooms Revenue	$15,667	$-	$15,667
Total Hotel Revenue	$23,073	$-	$23,073
Hotel EBITDA	$6,248	$-	$6,248
Hotel EBITDA Margin	27.08%	-	27.08%
Selected Operating Information:
RevPAR	$146.09	$-	$146.09
Occupancy	78.37%	0.00%	78.37%
ADR	$186.41	$-	$186.41

PRIME PROPERTIES TOTAL (12)
Selected Financial Information:
Rooms Revenue	$281,993	$9,101	$291,094
Total Hotel Revenue	$391,008	$18,303	$409,311
Hotel EBITDA	$125,001	$773	$125,774
Hotel EBITDA Margin	31.97%	4.22%	30.73%
Selected Operating Information:
RevPAR	$199.16	$297.86	$201.25
Occupancy	82.13%	74.97%	81.98%
ADR	$242.49	$397.32	$245.48

NOTES:

(1)                    The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period.

(2)                    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa.

(3)                    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(unaudited)

THE FOLLOWING SEASONALITY TABLE REFLECTS THE TWELVE HOTEL PROPERTIES INCLUDED IN THE COMPANY’S OPERATIONS AT JUNE 30, 2016:

	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable
	2016	2016	2016	2016	2016	2016	2015	2015	2015	2015	2015	2015
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter

Total Hotel Revenue	$112,395	$-	$112,395	$99,764	$-	$99,764	$88,124	$7,706	$95,830	$90,725	$10,597	$101,322
Hotel EBITDA	$38,449	$-	$38,449	$29,442	$-	$29,442	$27,029	$(1)	$27,028	$30,081	$774	$30,855
Hotel EBITDA Margin	34.21%	-	34.21%	29.51%	-	29.51%	30.67%	(0.01%)	28.20%	33.16%	7.30%	30.45%

EBITDA % of Total TTM	30.76%	-	30.57%	23.55%	-	23.41%	21.62%	(0.13%)	21.49%	24.07%	100.13%	24.53%

JV Interests in EBITDA	$2,416	$-	$2,416	$1,760	$-	$1,760	$1,339	$-	$1,339	$1,427	$-	$1,427

	Actual	Non- comparable adjustments	Comparable
	2016	2016	2016
	TTM	TTM	TTM

Total Hotel Revenue	$391,008	$18,303	$409,311
Hotel EBITDA	$125,001	$773	$125,774
Hotel EBITDA Margin	31.97%	4.22%	30.73%

EBITDA % of Total TTM	100.0%	100.0%	100.0%

JV Interests in EBITDA	$6,942	$-	$6,942

NOTES:

(1)  The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period.

(2)  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa.

(3)  See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

JUNE 30, 2016

(in thousands, except share price)

(unaudited)

June 30,
2016
End of quarter common shares outstanding	26,274
Partnership units outstanding (common stock equivalents)	4,769
Combined common shares and partnership units outstanding	31,043
Common stock price at quarter end	$14.14
Market capitalization at quarter end	$438,948
Series B convertible preferred stock	$72,271
Debt on balance sheet date	$835,980
Joint venture partner’s share of consolidated debt	$(48,521)
Net working capital (see below)	$(144,296)
Total enterprise value (TEV)	$1,154,382

Ashford Inc. Investment:
Common stock owned at end of quarter	195
Common stock price at quarter end	$50.00
Market value of Ashford Inc. investment	$9,744

Cash and cash equivalents	$127,121
Restricted cash	39,888
Accounts receivable, net	16,890
Prepaid expenses	5,210
Due from affiliates, net	(4,716)
Due from third-party hotel managers, net	10,495
Market value of Ashford Inc. investment	9,744
Total current assets	$204,632

Accounts payable, net & accrued expenses	$55,374
Dividends payable	4,962
Total current liabilities	$60,336

Net working capital*	$144,296

* Includes the Company’s pro rata share of net working capital in joint ventures.

Ashford Hospitality Prime, Inc.

Anticipated Capital Expenditures Calendar (a)

		2016
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
		Actual	Actual	Estimated	Estimated
Courtyard San Francisco	405			x
Marriott Seattle Waterfront	358				x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2016 are included in this table.

					Exhibit 1

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
	RECONCILIATION OF NET INCOME TO HOTEL EBITDA
	(in thousands)
	(unaudited)

	2016	2016	2015	2015	June 30, 2016
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM

Net income	$25,004	$15,585	$13,688	$17,314	$71,591
(Income) loss from consolidated entities attributable to noncontrolling interests	(1,700)	(1,120)	(632)	(699)	(4,151)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-
Net income attributable to the Company	23,304	14,465	13,056	16,615	67,440
Non-property adjustments	9	32	(14)	-	27
Interest income	(8)	(8)	(9)	(11)	(36)
Interest expense	1,623	1,607	1,125	1,016	5,371
Amortization of loan costs	130	256	194	183	763
Depreciation and amortization	11,263	11,904	11,440	11,308	45,915
Income tax expense (benefit)	(92)	(30)	(86)	10	(198)
Non-Hotel EBITDA ownership expense	520	96	693	261	1,570
Income from consolidated entities attributable to noncontrolling interests	1,700	1,120	630	699	4,149
Hotel EBITDA including amounts attributable to noncontrolling interest	38,449	29,442	27,029	30,081	125,001

Pre-acquisition Hotel EBITDA	-	-	(1)	774	773

Comparable Hotel EBITDA	$38,449	$29,442	$27,028	$30,855	$125,774

NOTES:

(1)         The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA (in thousands) (unaudited)

	Three months Ended June 30, 2016
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$4,822	$1,755	$2,435	$760	$1,738	$1,784	$2,017	$2,871	$1,642	$3,565	$1,094	$521	$25,004	$(22,712)	$2,292
Income from consolidated entities attributable to noncontrolling interests	(1,238)	(462)	-	-	-	-	-	-	-	-	-	-	(1,700)	1,780	80
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(184)	(184)
Net income (loss) attributable to the Company	3,584	1,293	2,435	760	1,738	1,784	2,017	2,871	1,642	3,565	1,094	521	23,304	(21,116)	2,188
Non-property adjustments	-	-	-	-	-	-	-	-	-	-	9	-	9	(9)	-
Interest Income	-	-	-	-	-	(1)	(1)	(4)	-	(2)	-	-	(8)	(42)	(50)
Interest expense	-	-	554	-	-	496	-	-	-	-	573	-	1,623	8,256	9,879
Amortization of loan cost	-	-	-	-	-	8	-	-	-	-	122	-	130	628	758
Depreciation and amortization	1,558	1,494	916	597	676	1,458	1,051	595	295	939	758	926	11,263	-	11,263
Income tax expense (benefit)	-	(85)	-	-	-	5	-	-	-	-	(12)	-	(92)	1,248	1,156
Non-Hotel EBITDA ownership expense	103	18	5	124	2	234	5	2	24	2	1	-	520	(520)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	1,238	462	-	-	-	-	-	-	-	-	-	-	1,700	(1,700)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	6,483	3,182	3,910	1,481	2,416	3,984	3,072	3,464	1,961	4,504	2,545	1,447	38,449	(13,255)	25,194
Less: EBITDA adjustments attributable to non-controlling interest	(366)	(350)	-	-	-	-	-	-	-	-	-	-	(716)	(397)	(1,113)
(Income) loss from consolidated entities attributable to noncontrolling interests	(1,238)	(462)	-	-	-	-	-	-	-	-	-	-	(1,700)	1,700	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	184	184
Hotel EBITDA attributable to the Company and OP unitholders	$4,879	$2,370	$3,910	$1,481	$2,416	$3,984	$3,072	$3,464	$1,961	$4,504	$2,545	$1,447	$36,033	$(11,768)	$24,265

Pre-acquisition Hotel EBITDA	-	-	-		-	-	-	-	-	-	-	-	-
Comparable Hotel EBITDA	$6,483	$3,182	$3,910	$1,481	$2,416	$3,984	$3,072	$3,464	$1,961	$4,504	$2,545	$1,447	$38,449

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES HOTEL EBITDA BY LOAN POOL (in thousands) (unaudited)

GACC Sofitel - 1 hotel	$-	$-	$3,910	$-	$-	$-	$-	$-	$-	$-	$-	$-	$3,910
Credit Agricole Pier House - 1 hotel	-	-	-	-	2,416	-	-	-	-	-	-	-	2,416
Wachovia Philly CY - 1 hotel	-	-	-	-	-	3,984	-	-	-	-	-	-	3,984
Wachovia 3 - 2 hotels	-	-	-	-	-	-	-	3,464	1,961	-	-	-	5,425
Wachovia 7 - 3 hotels	-	-	-	-	-	-	3,072	-	-	4,504	-	1,447	9,023
Column Financial - 1 hotel	-	-	-	1,481	-	-	-	-	-	-	-	-	1,481
Apollo - 1 hotel	-	-	-	-	-	-	-	-	-	-	2,545	-	2,545
Aareal - 2 hotels	6,483	3,182	-	-	-	-	-	-	-	-	-	-	9,665
Total	$6,483	$3,182	$3,910	$1,481	$2,416	$3,984	$3,072	$3,464	$1,961	$4,504	$2,545	$1,447	$38,449

NOTES:

(1)        The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period.

(2)        All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA (in thousands) (unaudited)

	Three months Ended March 31, 2016
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$2,267	$1,986	$(2,770)	$(618)	$3,005	$(258)	$1,888	$2,945	$727	$1,218	$3,411	$1,784	$15,585	$(15,724)	$(139)
(Income) loss from consolidated entities attributable to noncontrolling interests	(600)	(520)	-	-	-	-	-	-	-	-	-	-	(1,120)	975	(145)
noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	150	150
Net income (loss) attributable to the Company	1,667	1,466	(2,770)	(618)	3,005	(258)	1,888	2,945	727	1,218	3,411	1,784	14,465	(14,599)	(134)
Non-property adjustments	-	-	-	-	-	-	-	-	-	-	32	-	32	(32)	-
Interest Income	-	-	-	-	-	(1)	-	(4)	-	(2)	(1)	-	(8)	(24)	(32)
Interest expense	-	-	550	-	-	486	-	-	-	-	571	-	1,607	8,146	9,753
Amortization of loan costs	-	-	119	-	-	8	-	-	-	-	129	-	256	625	881
Depreciation and amortization	1,543	1,499	1,351	587	662	1,459	1,044	583	539	947	782	908	11,904	-	11,904
Income tax expense (benefit)	-	(74)	-	-	-	2	-	-	-	-	42	-	(30)	400	370
Non-Hotel EBITDA ownership expense	(195)	14	27	116	1	1	44	2	2	3	4	77	96	(96)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	600	520	-	-	-	-	-	-	-	-	-	-	1,120	(1,120)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	3,615	3,425	(723)	85	3,668	1,697	2,976	3,526	1,268	2,166	4,970	2,769	29,442	(6,700)	22,742
Less: EBITDA adjustments attributable to non-controlling interest	(304)	(336)	-	-	-	-	-	-	-	-	-	-	(640)	(469)	(1,109)
(Income) loss from consolidated entities attributable to noncontrolling interests	(600)	(520)	-	-	-	-	-	-	-	-	-	-	(1,120)	1,120	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(150)	(150)
Hotel EBITDA attributable to the Company and OP unitholders	$2,711	$2,569	$(723)	$85	$3,668	$1,697	$2,976	$3,526	$1,268	$2,166	$4,970	$2,769	$27,682	$(6,199)	$21,483

Pre-acquisition Hotel EBITDA	-	-	-		-	-	-	-	-	-	-	-	-
Comparable Hotel EBITDA	$3,615	$3,425	$(723)	$85	$3,668	$1,697	$2,976	$3,526	$1,268	$2,166	$4,970	$2,769	$29,442

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES COMPARABLE HOTEL EBITDA BY LOAN POOL (in thousands) (unaudited)

GACC Sofitel - 1 hotel	$-	$-	$(723)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$(723)
Credit Agricole Pier House - 1 hotel	-	-	-	-	3,668	-	-	-	-	-	-	-	3,668
Wachovia Philly CY - 1 hotel	-	-	-	-	-	1,697	-	-	-	-	-	-	1,697
Wachovia 3 - 2 hotels	-	-	-	-	-	-	-	3,526	1,268	-	-	-	4,794
Wachovia 7 - 3 hotels	-	-	-	-	-	-	2,976	-	-	2,166	-	2,769	7,911
Column Financial Bardessono - 1 hotel	-	-	-	85	-	-	-	-	-	-	-	-	85
Apollo Ritz Carlton St. Thomas - 1 hotel	-	-	-	-	-	-	-	-	-	-	4,970	-	4,970
Aareal - 2 hotels	3,615	3,425	-	-	-	-	-	-	-	-	-	-	7,040
Total	$3,615	$3,425	$(723)	$85	$3,668	$1,697	$2,976	$3,526	$1,268	$2,166	$4,970	$2,769	$29,442

NOTES:

(1)        The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period.

(2)        All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

Exhibit 1

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA (in thousands) (unaudited)

	Three months Ended December 31, 2015
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$1,312	$1,002	$(223)	$461	$1,757	$1,286	$1,486	$2,435	$779	$1,797	$1,032	$564	$13,688	$(19,796)	$(6,108)
(Income) loss from consolidated entities attributable to noncontrolling interests	(358)	(274)	-	-	-	-	-	-	-	-	-	-	(632)	(714)	(1,346)
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	1,064	1,064
Net income (loss) attributable to the Company	954	728	(223)	461	1,757	1,286	1,486	2,435	779	1,797	1,032	564	13,056	(19,446)	(6,390)
Non-property adjustments	(21)	2	1	-	-	-	-	-	(1)	-	5	-	(14)	14	-
Interest Income	-	(2)	-	-	-	(1)	-	(3)	-	(2)	(1)	-	(9)	(4)	(13)
Interest expense	-	-	516	-	-	505	-	-	-	-	104	-	1,125	7,904	9,029
Amortization of loan costs	-	-	176	-	-	8	-	-	-	-	10	-	194	546	740
Depreciation and amortization	1,562	1,499	1,584	578	662	1,448	1,035	578	533	976	114	871	11,440	-	11,440
Income tax expense (benefit)	69	(196)	-	-	-	4	-	-	-	-	37	-	(86)	(22)	(108)
Non-Hotel EBITDA ownership expense	113	16	39	154	(35)	2	47	3	17	148	188	1	693	(693)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	356	274	-	-	-	-	-	-	-	-	-	-	630	(630)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	3,033	2,321	2,093	1,193	2,384	3,252	2,568	3,013	1,328	2,919	1,489	1,436	27,029	(12,331)	14,698
Less: EBITDA adjustments attributable to non-controlling interest	(400)	(307)	-	-	-	-	-	-	-	-	-	-	(707)	(388)	(1,095)
(Income) loss from consolidated entities attributable to noncontrolling interests	(358)	(274)	-	-	-	-	-	-	-	-	-	-	(632)	632	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,064)	(1,064)
Hotel EBITDA attributable to the Company and OP unitholders	$2,275	$1,741	$2,093	$1,193	$2,384	$3,252	$2,568	$3,013	$1,328	$2,919	$1,489	$1,436	$25,690	$(13,151)	$12,539

Pre-acquisition Hotel EBITDA	-	-	-	-	-	-	-	-	-	-	(1)	-	(1)
Comparable Hotel EBITDA	$3,033	$2,321	$2,093	$1,193	$2,384	$3,252	$2,568	$3,013	$1,328	$2,919	$1,488	$1,436	$27,028

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES COMPARABLE HOTEL EBITDA BY LOAN POOL (in thousands) (unaudited)

GACC Sofitel - 1 hotel	$-	$-	$2,093	$-	$-	$-	$-	$-	$-	$-	$-	$-	$2,093
Credit Agricole Pier House - 1 hotel	-	-	-	-	2,384	-	-	-	-	-	-	-	2,384
Wachovia Philly CY - 1 hotel	-	-	-	-	-	3,252	-	-	-	-	-	-	3,252
Wachovia 3 - 2 hotels	-	-	-	-	-	-	-	3,013	1,328	-	-	-	4,341
Wachovia 7 - 3 hotels	-	-	-	-	-	-	2,568	-	-	2,919	-	1,436	6,923
Column Financial Bardessono - 1 hotel	-	-	-	1,193	-	-	-	-	-	-	-	-	1,193
Apollo Ritz Carlton St. Thomas - 1 hotel	-	-	-	-	-	-	-	-	-	-	1,488	-	1,488
Aareal - 2 hotels	3,033	2,321	-	-	-	-	-	-	-	-	-	-	5,354
Total	$3,033	$2,321	$2,093	$1,193	$2,384	$3,252	$2,568	$3,013	$1,328	$2,919	$1,488	$1,436	$27,028

NOTES:

(1)   The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period.

(2)  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA (in thousands) (unaudited)
	Three months Ended September 30, 2015
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$1,203	$1,377	$1,061	$897	$843	$1,099	$1,581	$3,410	$1,810	$4,268	$-	$(235)	$17,314	$(24,596)	$(7,282)
(Income) loss from consolidated entities attributable to noncontrolling interests	(330)	(369)	-	-	-	-	-	-	-	-	-	-	(699)	(391)	(1,090)
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	1,532	1,532
Net income (loss) attributable to the Company	873	1,008	1,061	897	843	1,099	1,581	3,410	1,810	4,268	-	(235)	16,615	(23,455)	(6,840)
Non-property adjustments	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Income	(5)	(1)	-	-	-	-	-	(3)	-	(2)	-	-	(11)	(1)	(12)
Interest expense	-	-	510	-	-	506	-	-	-	-	-	-	1,016	7,690	8,706
Amortization of loan costs	-	-	175	-	-	8	-	-	-	-	-	-	183	459	642
Depreciation and amortization	1,611	1,458	1,577	599	654	1,441	1,035	571	531	1,009	-	822	11,308	-	11,308
Income tax expense (benefit)	-	6	-	-	-	4	-	-	-	-	-	-	10	52	62
Non-Hotel EBITDA ownership expense	54	5	6	102	8	2	29	1	-	46	-	8	261	(261)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	330	369	-	-	-	-	-	-	-	-	-	-	699	(699)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	2,863	2,845	3,329	1,598	1,505	3,060	2,645	3,979	2,341	5,321	-	595	30,081	(16,215)	13,866
Less: EBITDA adjustments attributable to non-controlling interest	(386)	(342)	-	-	-	-	-	-	-	-	-	-	(728)	(369)	(1,097)
(Income) loss from consolidated entities attributable to noncontrolling interests	(330)	(369)	-	-	-	-	-	-	-	-	-	-	(699)	699	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,532)	(1,532)

Hotel EBITDA attributable to the Company and OP unitholders	$2,147	$2,134	$3,329	$1,598	$1,505	$3,060	$2,645	$3,979	$2,341	$5,321	$-	$595	$28,654	$(17,417)	$11,237

Pre-acquisition Hotel EBITDA	-	-	-	131	-	-	-	-	-	-	643	-	774
Comparable Hotel EBITDA	$2,863	$2,845	$3,329	$1,729	$1,505	$3,060	$2,645	$3,979	$2,341	$5,321	$643	$595	$30,855

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES COMPARABLE HOTEL EBITDA BY LOAN POOL (in thousands) (unaudited)

GACC Sofitel - 1 hotel	$-	$-	$3,329	$-	$-	$-	$-	$-	$-	$-	$-	$-	$3,329
Credit Agricole Pier House - 1 hotel	-	-	-	-	1,505	-	-	-	-	-	-	-	1,505
Wachovia Philly CY - 1 hotel	-	-	-	-	-	3,060	-	-	-	-	-	-	3,060
Wachovia 3 - 2 hotels	-	-	-	-	-	-	-	3,979	2,341	-	-	-	6,320
Wachovia 7 - 3 hotels	-	-	-	-	-	-	2,645	-	-	5,321	-	595	8,561
Column Financial Bardessono - 1 hotel	-	-	-	1,729	-	-	-	-	-	-	-	-	1,729
Apollo Ritz Carlton St. Thomas - 1 hotel	-	-	-	-	-	-	-	-	-	-	643	-	643
Aareal - 2 hotels	2,863	2,845	-	-	-	-	-	-	-	-	-	-	5,708
Total	$2,863	$2,845	$3,329	$1,729	$1,505	$3,060	$2,645	$3,979	$2,341	$5,321	$643	$595	$30,855

NOTES:

(1)        The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period.

(2)        All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

Exhibit 1

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA (in thousands) (unaudited)

	Three months Ended June 30, 2015
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$4,689	$2,212	$1,292	$-	$1,692	$2,272	$1,864	$3,046	$1,202	$3,016	$-	$737	$22,022	$(12,898)	$9,124
Income from consolidated entities attributable to noncontrolling interests	(1,201)	(577)	-	-	-	-	-	-	-	-	-	-	(1,778)	1,653	(125)
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(2,275)	(2,275)
Net income (loss) attributable to the Company	3,488	1,635	1,292	-	1,692	2,272	1,864	3,046	1,202	3,016	-	737	20,244	(13,520)	6,724
Non-property adjustments	-	(1)	-	-	-	-	-	-	-	-	-	-	(1)	1	-
Interest Income	2	-	-	-	-	(1)	-	(3)	-	(2)	-	-	(4)	(1)	(5)
Interest expense	-	-	502	-	-	503	-	-	-	-	-	-	1,005	7,484	8,489
Amortization of loan cost	-	-	174	-	-	8	-	-	-	-	-	-	182	458	640
Depreciation and amortization	1,656	1,431	1,571	-	644	1,439	1,030	565	524	1,012	-	687	10,559	-	10,559
Income tax expense (benefit)	-	97	-	-	-	5	-	-	-	-	-	-	102	(274)	(172)
Non-Hotel EBITDA ownership expense	(49)	15	10	-	1	1	47	2	2	4	-	3	36	(36)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	1,201	578	-	-	-	-	-	-	-	-	-	-	1,779	(1,779)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	6,298	3,755	3,549	-	2,337	4,227	2,941	3,610	1,728	4,030	-	1,427	33,902	(7,667)	26,235
Less: EBITDA adjustments attributable to non-controlling interest	(373)	(362)	-	-	-	-	-	-	-	-	-	-	(735)	(362)	(1,097)
(Income) loss from consolidated entities attributable to noncontrolling interests	(1,201)	(577)	-	-	-	-	-	-	-	-	-	-	(1,778)	1,778	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	2,275	2,275

Hotel EBITDA attributable to the Company and OP unitholders	$4,724	$2,816	$3,549	$-	$2,337	$4,227	$2,941	$3,610	$1,728	$4,030	$-	$1,427	$31,389	$(3,976)	$27,413

Non-comparable adjustments	-	-	-	1,230	-	-	-	-	-	-	2,227	-	3,457
Comparable Hotel EBITDA	$6,298	$3,755	$3,549	$1,230	$2,337	$4,227	$2,941	$3,610	$1,728	$4,030	$2,227	$1,427	$37,359

NOTES:

(1)        The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period.

(2)        All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

Exhibit 1

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA (in thousands) (unaudited)

	Six months Ended June 30, 2016
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$7,089	$3,740	$(335)	$143	$4,743	$1,526	$3,905	$5,816	$2,369	$4,783	$4,504	$2,305	$40,588	$(38,435)	$2,153
Income from consolidated entities attributable to noncontrolling interests	(1,838)	(983)	-	-	-	-	-	-	-	-	-	-	(2,821)	2,756	(65)

Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(34)	(34)
Net income (loss) attributable to the Company	5,251	2,757	(335)	143	4,743	1,526	3,905	5,816	2,369	4,783	4,504	2,305	37,767	(35,713)	2,054
Non-property adjustments	-	-	-	-	-	-	-	-	-	-	41	-	41	(41)	-
Interest Income	(1)	(1)	-	-	-	(1)	(1)	(7)	-	(5)	(1)	-	(17)	(65)	(82)
Interest expense	-	-	1,103	-	-	982	-	-	-	-	1,144	-	3,229	16,403	19,632
Amortization of loan cost	-	-	119	-	-	16	-	-	-	-	252	-	387	1,252	1,639
Depreciation and amortization	3,102	2,992	2,268	1,183	1,338	2,916	2,095	1,178	834	1,886	1,540	1,835	23,167	-	23,167
Income tax expense (benefit)	-	(158)	-	-	-	7	-	-	-	-	31	-	(120)	1,646	1,526
Non-Hotel EBITDA ownership expense	(93)	34	33	240	3	235	49	3	26	6	4	76	616	(616)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	1,838	983	-	-	-	-	-	-	-	-	-	-	2,821	(2,821)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	10,097	6,607	3,188	1,566	6,084	5,681	6,048	6,990	3,229	6,670	7,515	4,216	67,891	(19,955)	47,936
Less: EBITDA adjustments attributable to non-controlling interest	(683)	(672)	-	-	-	-	-	-	-	-	-	-	(1,355)	(867)	(2,222)
(Income) loss from consolidated entities attributable to noncontrolling interests	(1,838)	(983)	-	-	-	-	-	-	-	-	-	-	(2,821)	2,821	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	34	34
Hotel EBITDA attributable to the Company and OP unitholders	$7,576	$4,952	$3,188	$1,566	$6,084	$5,681	$6,048	$6,990	$3,229	$6,670	$7,515	$4,216	$63,715	$(17,967)	$45,748

Non-comparable adjustments	-	-	-		-	-	-	-	-	-	-	-	-
Comparable Hotel EBITDA	$10,097	$6,607	$3,188	$1,566	$6,084	$5,681	$6,048	$6,990	$3,229	$6,670	$7,515	$4,216	$67,891

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES HOTEL EBITDA BY LOAN POOL (in thousands) (unaudited)

GACC Sofitel - 1 hotel	$-	$-	$3,188	$-	$-	$-	$-	$-	$-	$-	$-	$-	$3,188
Credit Agricole Pier House - 1 hotel	-	-	-	-	6,084	-	-	-	-	-	-	-	6,084
Wachovia Philly CY - 1 hotel	-	-	-	-	-	5,681	-	-	-	-	-	-	5,681
Wachovia 3 - 2 hotels	-	-	-	-	-	-	-	6,990	3,229	-	-	-	10,219
Wachovia 7 - 3 hotels	-	-	-	-	-	-	6,048	-	-	6,670	-	4,216	16,934
Column Financial - 1 hotel	-	-	-	1,566	-	-	-	-	-	-	-	-	1,566
Apollo - 1 hotel	-	-	-	-	-	-	-	-	-	-	7,515	-	7,515
Aareal - 2 hotels	10,097	6,607	-	-	-	-	-	-	-	-	-	-	16,704
Total	$10,097	$6,607	$3,188	$1,566	$6,084	$5,681	$6,048	$6,990	$3,229	$6,670	$7,515	$4,216	$67,891

NOTES:

(1)        The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period.

(2)        All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

	Exhibit 1 ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA (in thousands) (unaudited)

	Six months Ended June 30, 2015
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$5,708	$4,303	$(1,553)	$-	$4,525	$2,306	$3,786	$5,570	$1,864	$4,375	$-	$2,492	$33,376	$(24,677)	$8,699
Income from consolidated entities attributable to noncontrolling interests	(1,485)	(1,122)	-	-	-	-	-	-	-	-	-	-	(2,607)	2,629	22
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(2,203)	(2,203)
Net income (loss) attributable to the Company	4,223	3,181	(1,553)	-	4,525	2,306	3,786	5,570	1,864	4,375	-	2,492	30,769	(24,251)	6,518
Non-property adjustments	-	-	-	-	-	(1)	-	-	-	-	-	-	(1)	1	-
Interest Income	4	(1)	-	-	-	(1)	-	(6)	-	(3)	-	(1)	(8)	(1)	(9)
Interest expense	-	-	996	-	-	1,002	-	-	-	-	-	-	1,998	15,521	17,519
Amortization of loan cost	-	-	346	-	-	17	-	-	-	-	-	-	363	830	1,193
Depreciation and amortization	3,350	2,861	3,135	-	1,312	2,873	2,039	1,129	1,028	2,019	-	1,329	21,075	1	21,076
Income tax expense (benefit)	-	166	-	-	-	8	-	-	-	-	-	-	174	135	309
Non-Hotel EBITDA ownership expense	339	25	14	-	2	3	50	4	(1)	9	-	2	447	(447)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	1,485	1,123	-	-	-	-	-	-	-	-	-	-	2,608	(2,608)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	9,401	7,355	2,938	-	5,839	6,207	5,875	6,697	2,891	6,400	-	3,822	57,425	(10,819)	46,606
Less: EBITDA adjustments attributable to non-controlling interest	(780)	(668)	-	-	-	-	-	-	-	-	-	-	(1,448)	(753)	(2,201)
(Income) loss from consolidated entities attributable to noncontrolling interests	(1,569)	(1,171)	-	-	-	-	-	-	-	-	-	-	(2,740)	2,740	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	2,203	2,203
Hotel EBITDA attributable to the Company and OP unitholders	$7,052	$5,516	$2,938	$-	$5,839	$6,207	$5,875	$6,697	$2,891	$6,400	$-	$3,822	$53,237	$(6,629)	$46,608

Non-comparable adjustments	-	-	-	922	-	-	-	-	-	-	7,026	-	7,948
Comparable Hotel EBITDA	$9,401	$7,355	$2,938	$922	$5,839	$6,207	$5,875	$6,697	$2,891	$6,400	$7,026	$3,822	$65,373

NOTES:

(1)   The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period.

(2)  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa